                     POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that Timothy J. Penny constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement and any amendments thereto, on Form N-14 of Norwest Advantage Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.




                             /s/ Timothy J. Penny
                             ______________________
                                 Timothy J. Penny

Dated:  January 24, 1996



























47180012.AD0[1]

                     POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that James C. Harris constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement and any amendments thereto, on Form N-14 of Norwest Advantage Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ James C. Harris
                             _________________________
                               James C. Harris

Dated:  January 24, 1996




























47180012.AD0[2]

                     POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that Donald C. Willeke constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement and any amendments thereto, on Form N-14 of Norwest Advantage Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                             /s/ Donald C. Willeke
                             _________________________
                                 Donald C. Willeke

Dated:  January 24, 1996





























47180012.AD0[3]

                     POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints David I. Goldstein, Thomas G. Sheehan and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement and any amendments thereto, on Form N-14 of Norwest Advantage Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ John Y. Keffer
                             _________________________
                                 John Y. Keffer


Dated:  January 24, 1996



























47180012.AD0[4]

                     POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that Donald C. Burkhardt constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement and any amendments thereto, on Form N-14 of Norwest Advantage Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ Donald H. Burkhardt
                             _________________________
                                 Donald H. Burkhardt


Dated:  January 24, 1996



























47180012.AD0[5]

                     POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that Robert C. Brown constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement and any amendments thereto, on Form N-14 of Norwest Advantage Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ Robert C. Brown
                             _________________________
                                 Robert C. Brown


Dated:  January 24, 1996



























47180012.AD0[6]

                     POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that Richard M. Leach constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement and any amendments thereto, on Form N-14 of Norwest Advantage Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ Richard M. Leach
                             _________________________
                                 Richard M. Leach


Dated:  January 24, 1996



























47180012.AD0[7]